                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 8, 2002
                                                         ----------------


                           iDINE REWARDS NETWORK INC.
                           ---------------------------
                 (Exact Name of Registrant Specified in Charter)

         Delaware                      001-13806                 84-6028875
     ----------------            ---------------------       --------------
      (State or Other              (Commission File           (I.R.S. Employer
      Jurisdiction of                   Number)              Identification No.)
      Incorporation)


            11900 Biscayne Boulevard
              North Miami, Florida                              33181
     ----------------------------------------             -------------------
     (Address of Principal Executive Offices)                 (Zip Code)




       Registrant's telephone number, including area code: (305) 892-3300
                                                           ---------------




                                 Not Applicable
        ----------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits.  The following exhibits are filed with this Report:

         Exhibit Number                                     Description
         --------------                                 --------------------
            23.1                                        Consent of KPMG LLP

                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            iDINE REWARDS NETWORK INC.

                                            By: /S/ Stephen E. Lerch
                                                ----------------------------
                                                  Stephen E. Lerch
                                                  Executive Vice President and
                                                  Chief Financial Officer

Dated: February 8, 2002

                                  EXHIBIT INDEX

         Exhibit
         Number            Description
         -------           -----------
         23.1              Consent of KPMG LLP